UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2020

Greenvision Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 36th Floor

New York, NY 10019

(Address of Principal Executive Offices, and Zip Code)

(212) 786-7429

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 26, 2020, GreenVision Acquisition Corp., a Delaware corporation (“GreenVision”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with GreenVision Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of GreenVision (“Merger Sub”), Accountable Healthcare America, Inc., a Delaware corporation (“AHA”) and Michael Bowen, in his capacity as the representative of the AHA shareholders. Pursuant to the transactions contemplated by the terms of the Merger Agreement, and subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into AHA (the “Merger”), with AHA surviving the merger in accordance with the Delaware General Corporation Law as a wholly- owned subsidiary of GreenVision (the transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”).

Consideration

The aggregate consideration payable at the closing of the Business Combination (the “Closing”) to the stockholders of AHA will be the issuance of 5,000,000 shares of GreenVision common stock. As a result of the Business Combination, subject to reduction for the purchase price holdback and indemnification claims, as described below, an aggregate of 5,000,000 shares of GreenVision common stock will be issued (inclusive of shares reserved for issuance pursuant to currently outstanding options or warrants of AHA being exchange for new options and warrants of GreenVision) in respect of shares of AHA capital stock that are issued and outstanding as of immediately prior to the effective time of the Merger and options and warrants to purchase shares of AHA common stock, in each case, that are issued and outstanding immediately prior to the effective time of the Merger. The shares of GreenVision common stock to be issued at the Closing will be valued at $10.00 per share.

Of the amount of GreenVision shares issuable at closing, an aggregate of 1,000,000 shares of GreenVision common stock (the “Holdback Shares”) shall only be payable to the stockholders of AHA twelve months following the Closing if the following conditions are satisfied: (i) if the trading price of GreenVision’s common stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period prior to the first anniversary of the Closing or (ii) AHA (and its subsidiaries) achieves $17,500,000 or more of EBITDA for the fiscal year ending December 31, 2020. If neither of the conditions to release of the Holdback Shares are satisfied within the above-mentioned timeframe, the Holdback Shares will be forfeited. The parties also agreed that immediately following the Closing, GreenVision’s board of directors will consist of five directors, one of which will be designated by GreenVision and four of which will be designated by AHA.

As a condition to the Merger Agreement, AHA provided the sum of $575,000 at execution to GreenVision which funds will be utilized to provide all or a portion of the deposit required to extend the existence of GreenVision from November 21, 2020 to February 21, 2021, if the parties determine to proceed with the extension. The funds will not be placed into the IPO Trust account until a determination is made to extend, which GreenVision is not required to determine until November 16, 2020. In the interim, the funds can, with approval of AHA, be used to fund expenses. In the event that GreenVision is entitled to receive the break-up fee, such fee be reduced by the Transaction Deposit.

Stockholder Approval

Prior to the consummation of the Merger, the holders of a majority of GreenVision’s common stock attending a stockholder’s meeting (at which there is a quorum) must approve the transactions contemplated by the Merger Agreement (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, GreenVision must call a special meeting of its common stockholders and must prepare and file with the SEC a Proxy Statement on Schedule 14A, which will be mailed to all stockholders entitled to vote at the meeting.

AHA is a privately-held company and a majority of its stockholders have approved the transaction.

Representations and Warranties

In the Merger Agreement, AHA makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of AHA and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure; (e) accuracy of charter and governing documents; (f) affiliate transactions; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws; (o) ownership of intellectual property; (p) employment and labor matters; (q) taxes and audits; (r) environmental matters; (s) brokers and finders; and (t) other customary representations and warranties.

In the Merger Agreement, GreenVision makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) brokers and finders; (d) capital structure; (e) validity of share issuance; (f) minimum trust fund amount; (g) Nasdaq listing; and (h) SEC filing requirements.

Covenants and Conduct Prior to Closing

The Merger Agreement contains customary covenants by the parties thereto, including, among other things, covenants with respect to the conduct of GreenVision and AHA during the period between execution of the Merger Agreement and the Closing. The covenants included in the Merger Agreement, include, among other things, the following: (i) that AHA has agreed to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of GreenVision; and (ii) GreenVision has agreed to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of AHA.

In addition, the parties agreed to take the following actions, among others, before the completion of the Merger:

(i)       AHA shall cause the termination of all existing employment agreements with its employees and enter into new employment agreements with certain designated employees;

(ii)       AHA shall enter into lockup agreements with certain of its existing security holders to restrict the ability of such persons to sell or transfer their AHA securities for a period of one year following the Closing;

(iii)       prior to the Closing: (i) AHA shall acquire all of the capital stock, and be the sole owner of all equity interests and capital stock of Accountable Care Management Group, LLC, Health Promoters, LLC , Jupiter Medical Group, P.A. and Primary Care Associates, P.A.; (ii) AHA shall acquire certain assets intellectual property and rights, including but not limited to copyrights, patents, pending patents, and continuation in part, of Clinigence Health, Inc. (“Clinigence Health”) and Clinigence Holdings, Inc. (“Clinigence Holdings”), upon the terms and pursuant to that certain Intellectual Property Asset Purchase Agreement by and among Clinigence Health, Clinigence Holdings, AHA and AHA Analytics, Inc.; (iii) that certain Managed Services Agreement dated as of May 27, 2020 by and among Clinigence Health, AHA Analytics, Inc. and Clinigence Health, Inc. shall have become effective and be in full force and effect with no breach or violation thereof; and (iv) that certain License Agreement dated as of May 27, 2020 by and among Clinigence Health and AHA Analytics, Inc. shall have become effective and be in full force and effect, with no breach or violation thereof; and

(iv)       prior to the Closing, GreenVision shall approve and its stockholders shall approve as part of its proxy statement a stock based equity incentive plan in form and substance acceptable to AHA and which would include a reserve for a number of shares available for issuance under an equity incentive plan not to exceed ten percent (10%) of the total number of shares of GreenVision’s common stock on a fully-diluted basis anticipated to be issued and outstanding following the Closing Date and on such other terms as are customary for a company whose securities are traded on the Nasdaq Stock Market.

Conditions to Closing

The Closing is subject to certain conditions, including, among other things, (a) approval by AHA’s stockholders and the stockholders of GreenVision of the Business Combination, (b) approval of the listing of GreenVision’s common stock to be issued in connection with the Business Combination, (c) that AHA shall have delivered to GreenVision certain financial statements of AHA and its subsidiaries, together with all related notes and schedules thereto, accompanied by a signed report of AHA’s independent auditor with respect thereto, (d) that AHA shall have delivered to GreenVision executed payoff letters for all indebtedness of AHA that remain unpaid prior to Closing, (e) AHA shall have entered into employment agreements with its executive officers, (f) AHA shall have received debt and/or equity financing in an amount sufficient for the purposes of paying its indebtedness and to provide working capital satisfactory to GreenVision, and (g) GreenVision shall have received written evidence of: (i) release of any and all liens with respect to any shares of its capital stock; (ii) the conversion or retirement of all outstanding shares of its existing series of preferred stock; and (iii) termination of all stockholder agreements, voting agreements, rights of first refusal, put or similar rights, operating agreements and similar contracts or agreements between AHA and any of its stockholders.

Indemnification

From and after the Closing, holders of shares of AHA (collectively, the “Escrow Participants”) have agreed to indemnify and hold harmless GreenVision against and in respect of specified actual and direct out-of-pocket losses incurred or sustained by GreenVision as a result of: (a) any breach or inaccuracy of any of AHA’s representations and warranties set forth in the Merger Agreement (as modified by the schedules of the Merger Agreement) and (b) any breach or nonfulfillment of any covenants of AHA contained in the Merger Agreement to be performed prior to the Closing Date. Five percent of the shares of GreenVision common stock issuable to (or reserved for issuance for) the Escrow Participants at the Closing shall be deposited into a third-party escrow account (the “Escrow Shares”) to serve as GreenVision’s sole and exclusive security for the Escrow Participant’s obligation to indemnify GreenVision under the Merger Agreement.

Notwithstanding anything in the Merger Agreement to the contrary, the maximum liability of the Escrow Participants under the Merger Agreement or otherwise in connection with the transactions contemplated by the Merger Agreement shall in no event exceed an amount equal to: (a) the Escrow Share Value (defined as the value equal to the greater of: (i) $10.00 per share; or (ii) the total amount payable to the stockholders of GreenVision who shall have validly redeemed their shares), multiplied by (b) the number of Escrow Shares. Further, GreenVision shall not be entitled to indemnification under the Merger Agreement unless and until the aggregate amount of losses to GreenVision equals at least $200,000 (the “Basket”), at which time, subject to the other limitations set forth in the Merger Agreement, GreenVision shall be entitled to indemnification for any losses above the Basket. The indemnification to which GreenVision is entitled from the Escrow Participants pursuant to the Merger shall be effective so long as it is asserted prior to the expiration of the 18-month anniversary of the Closing date.

Termination

The Merger Agreement may be terminated prior to the Closing under certain circumstances, including, among others, (i) by either party in the event a governmental authority shall have issued an order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order is final and non-appealable, (ii) by GreenVision, if AHA shall have breached any representation, warranty, agreement or covenant contained in the Merger Agreement to be performed on or prior to the Closing date, which has rendered the satisfaction of any of the conditions set forth in the Merger Agreement impossible; and such breach shall not be cured within thirty (30) days following receipt by AHA of written notice of such breach; (iii) by AHA, if GreenVision shall have breached any representation, warranty, agreement or covenant contained in the Merger Agreement to be performed on or prior to the Closing date, which has rendered the satisfaction of any of the conditions set forth in the Merger Agreement impossible; and such breach shall not be cured within thirty (30) days following receipt by GreenVision of written notice of such breach; or (iv) by GreenVision, if (A) there has been a material adverse effect on the Company (or its subsidiaries) following the execution of the Merger Agreement, which is uncured and continuing or (B) if GreenVision’s stockholders shall not have approved the Merger at a meeting of GreenVision’s stockholders’ convened for such purpose.

The Merger Agreement further provides, that other than with respect to the failure of the SEC to provide to GreenVision notice of no further comments to its proxy statement, in the event that (i) the Closing does not take place on or prior to November 21, 2020 due to any delay caused by or any reason attributable to AHA or its subsidiaries, or (ii) there is a valid and effective termination of this Agreement by GreenVision pursuant to Sections 12.2(a) or Section 12.3(a) of the Merger Agreement, then AHA shall pay to GreenVision a break-up fee in cash equal to Three Million Seven Hundred and Fifty Thousand U.S. Dollars ($3,750,000), plus expenses of up to $100,000 incurred by or on behalf of GreenVision in connection with the authorization, preparation, negotiation, execution or performance of the Merger Agreement or the transactions contemplated thereby.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about GreenVision, AHA or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in GreenVision’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of GreenVision to be issued in connection with the Business Combination will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued August 27, 2020 announcing the proposed transaction.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by GreenVision in making presentations to certain existing and potential stockholders of GreenVision with respect to the proposed transaction.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of GreenVision under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, GreenVision intends to file a preliminary proxy statement. GreenVision will mail a definitive proxy statement and other relevant documents to its stockholders. GreenVision’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about GreenVision, AHA and the Business Combination. INVESTORS AND SECURITY HOLDERS OF GREENVISION ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT GREENVISION WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENVISION, AHA AND THE TRANSACTION. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of GreenVision as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429.

Participants in the Solicitation

GreenVision and its directors and executive officers may be deemed participants in the solicitation of proxies from GreenVision’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

AHA and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GreenVision in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GreenVision and AHA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GreenVision’s and AHA’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GreenVision’s and AHA’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or AHA following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that AHA may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. GreenVision cautions that the foregoing list of factors is not exclusive. GreenVision cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GreenVision does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

2.1	Merger Agreement and Plan of Reorganization by and among Accountable Healthcare America, Inc., Michael Bowen, as Representative of the Shareholders of the Company, GreenVision Acquisition Corp. and GreenVision Merger Sub, Inc., dated August 26, 2020*.

99.1	Press Release dated August 27, 2020.**

99.2	Investor Presentation of GreenVision Acquisition Corp.**

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the SEC.

**	Furnished but not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GreenVision Acquisition Corp.

	By:	/s/ Zhigeng Fu
	Name:	Zhigeng (David) Fu
	Title:	Chief Executive Officer
Date: August 27, 2020